GENESIS DEVELOPMENT AND CONSTRUCTION LTD.

                          GENERAL MANAGERS OPTION PLAN

A.   NAME AND PURPOSE

     1. Name: This plan, as amended from time to time, shall be known as the Genesis Development and Construction General Managers Option Plan (the "Plan").

     2. Purpose: The purpose and intent of the Plan is to provide incentives and rewards to general managers of Genesis Development and Construction Ltd. (the "Company") and any of its subsidiaries, to encourage them to enter into and continue in the employ of the Company, by providing them with opportunities to purchase Class A Ordinary Shares, nominal value 0.1 New Israeli Shekels each (the "Shares") of the Company, pursuant to this Plan, which was approved by the Board of Directors of the Company (the "Board"), and thus as to acquire an interest in the long term success of the Company.

          Board believes that as such, the Plan will promote the interests of the Company and its stockholders.

B.   GENERAL TERMS AND CONDITIONS OF THE PLAN

     1.   Administration:

     1.1 The Plan will be administered by the Board or by a committee appointed by the Board (the "Committee"), which, if appointed, will consist of such number of Directors of the Company as may be fixed, from time to time, by the Board. If a Committee is not appointed, the term "Committee", whenever used herein, shall mean the Board, unless otherwise determined by the Company's Articles of Association. The Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee and shall fill vacancies in the Committee however caused.

     1.2 The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions taken by a majority of the present members of the Committee, at a meeting at which a majority of its members is present, or approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee may appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

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     1.3  Subject  to the  general  terms  and  conditions  of  this  Plan,  the
          Committee shall, have the full authority in its discretion, from time to time and at any time, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or which it deems necessary, or advisable, or incidental, to the
          administration  of  the  Plan,  including,   without  limitation,  the
          authority to determine (i) the persons ("Grantees") to whom options to purchase Shares Option(s)") shall be granted and the number of Options granted to each Grantee, (ii) the number of Shares to which an Option may relate, (iii) the time or times at which the same shall be granted, (iv) the schedule and conditions on which such Options may be exercised and on which such Shares shall be paid for, including the exercise price of an Option, (v) to what extent and under what
          circumstances  an  Option  may  be  settled,   cancelled,   forfeited,
          exchanged or surrendered and (vi) to construe and interpret the Plan and any Option.

     1.4 The Committee may determine that any options granted pursuant to this Plan would be non-transferable and non-assignable, or limit such restriction to a period of time which will not exceed three (3) years from the Date of Grant, and/or that the Shares underlying the Options would not be transferable or assignable during a period of time which will not exceed the later of (i) three (3) years from the Date of Grant or (ii) one (1) year from the date of exercise of the Option.

          Such restrictions, if any, must be described in the Grant Instrument (as defined herein).

          Subject to the terms of an Option, no transfer of an Option shall be effective and bind the Company unless the Company shall have been furnished with (i) a written notice of the transfer and (ii) a written agreement by the transferee to comply with the obligations and duties imposed on the Grantee according to this Plan and the applicable Grant Instrument. The term "Grantee" shall include, mutatis mutandis, such a transferee.

     1.5 Subject to applicable laws, the Committee may, at any time and from time to time, suspend, terminate, revise or amend the Plan in any respect. In no event may any action of the Company alter or impair the fights of a Grantee, without the Grantee's consent under any Option previously granted to the Grantee.

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     1.6  The  Committee  may,  in its sole  and  absolute  discretion,  without amendment to the Plan, accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the application of
          Plan  provisions  with  respect  to  exercise  after   termination  of
          employment  or otherwise  adjust any of the terms of such  Option.

     1.7 No member of the Board or of the Committee shall be liable for any act or omission or determination made in good faith with respect to the Plan or any Option granted thereunder.

     1.8 The interpretation and construction by the Committee of any provision of the Plan or of any Option thereunder shall be final and conclusive unless otherwise determined by the Board.

2.   Eligible Grantees:

     The Committee, at its sole discretion, may grant Options to any general manager of Company and/or its subsidiaries; provided that no Option shall be granted to Eli Aran and Moshe Schnapp. Anything in this Plan to the contrary notwithstanding, all grants of Options to shareholders, Directors or "Office Holders" - as such term is defined in the Israeli Companies Ordinance (New Version), 1983, as amended from time to time (the "Companies Ordinance"), shall be authorized and implemented only in accordance with the provisions of the Companies Ordinance or any other applicable law.

     The grant of an Option to a Grantee hereunder, shall neither entitle such Grantee to participate, nor disqualify him from participating, in any other grant of options pursuant to this Plan or any other stock plan or stock option plan of the Company or its subsidiaries.

3.   Shares Subject to the Plan:

     3.1  Shares Available for Options

          The Company has reserved 1,000,000 authorized but unissued Shares for purposes of the Plan subject to adjustments as provided in Section 3.2 hereof.

          All Shares under the Plan, in respect of which the right hereunder of a Grantee to purchase the same shall, for any reason, terminate, expire or otherwise cease to exist, shall again be available for grant through Options under the Plan.

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     3.2  Adjustment Upon Changes in Capitalization

          Upon the Occurrence of any increase or decrease in the number of issued shares of the Company resulting from a stock split, reverse stock split, combination or reclassification of shares or the payment of a stock dividend (bonus shares) with respect to the Company's shares, or rights offering or other substantially similar corporate transaction or event, the Company shall make any and all equitable changes or adjustments necessary and appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, relating to any or all of (1) the number and kind of Shares issued or issuable in respect of outstanding Options, and (2) the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and (3) the Exercise Price relating to any Option. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

4.   Grant of Options:

     4.1 The Committee in its discretion may award to Grantees Options to purchase Shares in the Company available under the Plan.

     4.2 The effective date of the grant of an Option (the "Date of Grant") shall be the date specified by the Committee in its determination relating to the award of such Option. The Committee shall promptly give the Grantee written notice of the grant of an Option.

     4.3 Each Option Granted under the Plan shall be evidenced by a written instrument signed by the Company and accepted by the Grantee, which shall be accompanied by a copy of this Plan and shall contain such provisions as the Committee, in its sole discretion, may deem necessary or desirable (the "Grant Instrument").

          By accepting an Option, a Grantee thereby agrees that the Option on shall be subject to all the terms and provisions of this Plan and the applicable Grant Instrument.

     4.4 The Grant Instrument shall state, inter alia, the number of Shares covered thereby, the dates when the Option may be exercised, the Exercise Price, and such other terms and conditions as the Committee at its discretion may prescribe, provided that they are consistent with this Plan.
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5.   Exercise Price:

     The Committee, at its sole discretion, shall determine the exercise price per share of the Options; provided that the exercise price per share shall not be less than 70% of the average closing price, as reported by The Nasdaq Stock Market, Inc., of the Class A Ordinary Shares during the 90 calendar days prior to the date of grant.

6.   Exercise of Options:

     6.1 Options shall be exercisable pursuant to the terms and conditions of the Plan and the applicable Grant Instrument

     6.2 The exercise of an Option shall be made by a written notice of exercise (the "Notice of Exercise") delivered by the Grantee to the Company at its principal executive office, to the attention of its Secretary, no less than one business day in advance of the date of the proposed exercise. The Notice of Exercise shall be accompanied by the relevant Grant Instrument and shall specify the number of Shares with respect to which the Option is being exercised, the date of the proposed exercise and such other terms and conditions as the Committee shall prescribe from time to time, and shall be signed by the Grantee. Payment for the Shares purchased upon the exercise of an Option shall be made on the date of such exercise by either of the following means: in cash, by certified check or bank cashier's check payable to the order of the Company or wire transfer to a bank account specified by the Company, or such other method of payment acceptable and approved by the Company.

    6.3 An Option may be exercised for all or any portion of the Shares to which it is exercisable at the time of such exercise. The partial exercise of an Option shall not cause the expiration, termination or
          cancellation  of  the  remaining   unexercised  portion  thereof.

    6.4 Exercise of an Option shall be for a whole number of Shares and no fractional Shares shall be issued or delivered upon exercise of an Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares, if any, or whether such fractional shares or any fights thereto shall be forfeited or otherwise eliminated.

    6.5 Certificates for Shares purchased upon exercise of an Option should be issued in the name of the Grantee and delivered to the Grantee as soon as practicable following the date on which the Option is exercised.

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    6.6   Without  derogating  from the rights and powers of the Committee under
          Section 4 hereof, unless otherwise specified in the Grant Instrument, each Option under the Plan shall be for a term of four (4) years commencing on the Date of Grant.

          Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 7 hereof, if any Option has not been exercised and the Shares covered thereby not paid for within four (4) years after the Date of Grant (or any other period set forth in the Grant Instrument), such Option and the right to acquire such Shares shall terminate, and all interests and rights of the Grantee in and to the same shall ipso facto expire.

     6.7 In the event of the proposed dissolution or liquidation of the Company, each Option shall be considered exercised prior to such action, subject to the payment of the Exercise Price by the Grantee within 30 days of receiving notice of such action from the Company or in its behalf. In the event of a consolidation or the merger of the Company with or into another corporation, each Option shall be substituted by an equivalent option or stock of the Company's successor corporation or a parent or subsidiary of such successor corporation, or any other compensation determined by the Committee.

7.   Termination of Employment:

     7.1 In the event that the employment of a Grantee with the Company or its subsidiaries shall be terminated for any reason other than those specified in section 7.2 hereunder, then the Options granted to such Grantee shall expire upon such termination,

     7.2 In the event that the employment of a Grantee with the Company or its subsidiaries shall be terminated by the Company without Cause (as defined hereinafter) or for reason of Retirement, Disability (as defined hereinafter) or death, then the Options granted to such Grantee shall remain exercisable for the remainder of the term of the Option.

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     7.3  "Cause"  shall mean (i) the willful and the  continued  failure by the
          Grantee to  perform  his  duties  (including  the duty of care and the
          fiduciary   duty  as  set  forth  in  the  Companies   Ordinance)  and
          obligations  to the Company or its  subsidiaries  (other than any such
          failure   resulting  from  Retirement  or  Disability  as  hereinafter defined) or (ii) the willful engaging by the Grantee in misconduct which is injurious to the Company. For the purpose of this section, no act, or failure to act, on a Grantee's part shall be considered "willful" unless done, or omitted to be done, by the Grantee in a manner inconsistent with the standard of care which a reasonable officer at his position would have applied in the circumstances, and/or with lack of good faith and not in the best interest of the Company. Notwithstanding the above, an act or omission by a Grantee shall not be deemed "willful" if the Company had approved the action or omission of the Grantee, in accordance to the provisions of the Companies Ordinance including Sections 96-41 and 96-44 thereof.

          "Disability" shall mean any physical or mental condition which qualifies a Grantee for a disability benefit under the National Insurance Law [Consolidated Version], 1995, as amended, and which prevents the Grantee from continuing the work in his, or a comparable position. Determination of a Disability shall be made by a physician selected by the Grantee and approved by the Committee.

          "Retirement" shall mean the termination of a Grantee's employment as a result of his reaching the legal age for retirement or the age for retirement specified in his employment agreement,

8.   Rights as a Shareholder:

     8.1 No person shall have any rights as a shareholder with respect to any Shares covered by or relating to any Option, until the date of the allotment of such Shares.

     8.2 All Shares issued upon the exercise of Options granted under the Plan shall entitle the Grantee thereof to receive dividends with respect thereto, and to vote the same at any meeting of the shareholders of the Company, and all other fights attached to the Class A Ordinary
          Shares of the Company as set in the Articles of Association of the Company.

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 9.  Term of Plan:

     The Plan shall become effective on the date on which it will be authorized by the general meeting of the shareholders of the Company, and shall expire on December 21, 2008, except as to Options outstanding on that date.

10.  Tax Consequences:

     All tax consequences under any applicable law arising from the grant or exercise of any Option, from the payment for, or the subsequent disposition of, Shares covered thereby or from any other event or act (of the Company or the Grantee) in connection with any of the foregoing, shall be borne solely by the Grantee, and the Grantee shall indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold or to have withheld, any such tax from any payments made to the Grantee.

11.  Miscellaneous:

     11.1 Continuance of Employment: Neither the Plan nor the grant of an Option thereunder shall impose any obligation on the Company to continue the employment of any Grantee, and nothing in the Plan or in any Option granted pursuant thereto shall be deemed as conferring upon any Grantee any fight to continue in the employ of the Company, or restrict the fight of the Company to terminate such employment at any time.

     11.2 Governing Law: The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with the laws of the State of Israel.

     11.3 Multiple Agreements: There is no obligation for uniformity of treatment for Grantees, and the terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Option to a given Grantee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to the Grantee. The grant of multiple Options may be evidenced by a single Notice of Grant or multiple Notices of Grant as determined by the Committee.

     11.4 Non-Exclusivity of the Plan: The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

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